*** Certain information (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.


                                                                   EXHIBIT 10.20

                          FOR PURCHASES OF DIRECT-ORDERED & DISTRIBUTED PRODUCTS
                                          NOT SUBJECT TO COMPETITIVE BID PROCESS




                           PHARMACY SUPPLIER AGREEMENT

                                     BETWEEN

                                  NOVATION, LLC

                                       AND

                             WOMEN FIRST HEALTHCARE
                                  ("SUPPLIER")

                               TABLE OF CONTENTS

                                                                                 PAGE
                                                                                 ----
1.     INTRODUCTION ..........................................................     1
       a.        Purchasing Opportunities for Members ........................     1
       b.        Authorized Distributors .....................................     1
       c.        Supplier ....................................................     1
       d.        Contract Prices; Non-Price Specifications; Committed Programs     1

2.     BASIC TERMS ...........................................................     2
       a.        Purchase of Products ........................................     2
       b.        Qualification Requirements ..................................     2
       c.        Optional Purchasing Arrangement .............................     2
       d.        Market Competitive Terms ....................................     3
       e.        Changes in Contract Prices ..................................     3
       f.        Notification of Changes in Pricing Terms ....................     3
       g.        Underutilized Businesses ....................................     3

3.     TERM AND TERMINATION ..................................................     3
       a.        Term ........................................................     3
       b.        Termination by Novation .....................................     4
       c.        Termination by Supplier .....................................     4
4.     PRODUCT SUPPLY ........................................................     4
       a.        Delivery and Invoicing ......................................     4
       b.        Product Fill Rates; Confirmation and Delivery Times .........     5
       c.        Bundled Terms ...............................................     5
       d.        Discontinuation of Products; Changes in Packaging ...........     5
       e.        Replacement or New Products .................................     5
       f.        Member Services .............................................     6
       g.        Product Deletion ............................................     6
       h.        Return of Products ..........................................     6
       i.        Failure to Supply ...........................................     6

5.     PRODUCT QUALITY .......................................................     6
       a.        Free From Defects ...........................................     6
       b.        Product Compliance ..........................................     7
       c.        Patent Infringement .........................................     7
       d.        Product Condition ...........................................     7
       e.        Recall of Products ..........................................     7
       f.        Shelf Life ..................................................     8

6.     CENTURY COMPLIANCE ....................................................     8

       a.        Definitions .................................................     8
       b.        Representations .............................................     8
       c.        Remedies ....................................................     9
       d.        Noncompliance Notice ........................................     9
       e.        Survival ....................................................     9

7.     REPORTS AND OTHER INFORMATION REQUIREMENTS ...........................      9
       a.        Report Content .............................................      9
       b.        Rebates and Incentives Report ..............................     10
       c.        Report Format and Delivery .................................     10
       d.        Requested Product Information ..............................     10
       d.        Other Information Requirements .............................     11

8.     OBLIGATIONS OF NOVATION ..............................................     11
       a.        Information to Members and Authorized Distributors .........     11
       b.        Marketing Services .........................................     11
9.     MARKETING FEES .......................................................     11
       a.         Calculation ...............................................     11
       b.         Payment ...................................................     12
10.    ADMINISTRATIVE DAMAGES ...............................................     13
11.    NONPAYMENT OR INSOLVENCY OF AN AUTHORIZED DISTRIBUTOR ................     13
12.    INSURANCE ............................................................     13
       a.        Policy Requirements ........................................     13
       b.        Self-Insurance .............................................     14
       c.        Amendments, Notices and Endorsements .......................     14
13.    COMPLIANCE WITH LAW AND GOVERNMENT PROGRAM PARTICIPATION .............     14
       a.         Compliance With Law .......................................     14
       b.         Government Program Participation ..........................     14
14.    RELEASE AND INDEMNITY ................................................     15
15.    BOOKS AND RECORDS; FACILITIES INSPECTIONS ............................     15
16.    USE OF NAMES, ETC. ...................................................     15
17.    CONFIDENTIAL INFORMATION .............................................     16
       a.         Nondisclosure .............................................     16
       b.         Definition ................................................     16
18.    MISCELLANEOUS ........................................................     16
       a.        Choice of Law ..............................................     16
       b.        Not Responsible ............................................     17
       c.        Third Party Beneficiaries ..................................     17
       d.        Notices ....................................................     17
       e.        No Assignment ..............................................     17
       f.        Severability ...............................................     17
       g.        Entire Agreement ...........................................     18

                             INDEX OF DEFINED TERMS

                                                                            PAGE
                                                                            ----
Agreed Percentage .......................................................     10
Approved ................................................................      2
Authorized Distributors .................................................      1
Calendar-Related ........................................................      7
Century Noncompliance ...................................................      7
Clients .................................................................      1
Committee ...............................................................      2
Conditionally Approved ..................................................      2
Confidential Information ................................................     14
Contract Prices .........................................................      1
Diskette One ............................................................      9
Diskette Two ............................................................      9
Effective Date ..........................................................      3
FDA .....................................................................     12
Federal health care program .............................................     12
Gregorian calendar ......................................................      7
Guidebook ...............................................................      9
Indemnitees .............................................................     13
Legal Requirements ......................................................     12
Marketing Fees ..........................................................     10
Members .................................................................      1
Net Sales Report ........................................................      9
Non-Price Specifications ................................................      1
Novation ................................................................      1
Novation Database .......................................................      1
Products ................................................................      1
Rebates and Incentives Report ...........................................     10
Reporting Month .........................................................      8
Special Conditions ......................................................      1
Secondary Suppliers .....................................................      2
Supplier ................................................................     title page
Systems .................................................................      7
Term ....................................................................      3
Timely ..................................................................      8

                                  NOVATION, LLC

                           PHARMACY SUPPLIER AGREEMENT

1. INTRODUCTION.

        a. PURCHASING OPPORTUNITIES FOR MEMBERS. Novation, LLC ("Novation") is engaged in providing purchasing opportunities with respect to high quality products and services to participating health care providers ("Members"). Members are entitled to participate in Novation's programs through their membership or other participatory status in any of the following client organizations: VHA Inc., University HealthSystem Consortium, and HealthCare Purchasing Partners International, LLC (collectively, "Clients"). Novation is acting as the exclusive agent for each of the Clients and certain of each Client's subsidiaries and affiliates, respectively (and not collectively), with respect to this Agreement. A current listing of Members is maintained by Novation in the electronic database described in the Guidebook referred to in Subsection 7.c below ("Novation Database"). A provider will become a "Member" for purposes of this Agreement at the time Novation adds the provider to the Novation Database and will cease to be a "Member" for such purposes at the time Novation deletes the provider from the Novation Database.

        b. AUTHORIZED DISTRIBUTORS. Novation and/or the Clients have entered into arrangements with certain distributors ("Authorized Distributors") that have agreed to distribute the Products to Members. A current listing of Authorized Distributors is maintained by Novation in the Novation Database. A distributor will become an "Authorized Distributor" for purposes of this Agreement at the time Novation adds the distributor to the Novation Database and will cease to be an "Authorized Distributor" for such purposes at the time Novation deletes the distributor from the Novation Database. Any limitations on the scope of an Authorized Distributor's authority will also be set forth in the Novation Database. By reason of requirements of law, regulation or internal policy of certain Members, from time to time Novation may identify underutilized businesses as Authorized Distributors.

        c. SUPPLIER. Supplier is the manufacturer of products listed on Exhibit A, the provider of installation, training and maintenance services for such products, and the provider of any other services listed on Exhibit A (such products and/or services are collectively referred to herein as "Products").

        d. CONTRACT PRICES; NON-PRICE SPECIFICATIONS; COMMITTED PROGRAMS. A description of the Products and pricing therefor ("Contract Prices") is attached hereto as Exhibit A, the other specifications are attached hereto as Exhibit B ("Non-Price Specifications"), and the Special Conditions are attached hereto as Exhibit C ("Special Conditions").

2. BASIC TERMS.

        a. PURCHASE OF PRODUCTS. Novation and Supplier hereby agree that Supplier will make the Products available for purchase by the Authorized Distributors at the Contract Prices for resale to the Members in accordance with the terms of this Agreement; provided, however. that this Agreement will not constitute a commitment by any person to purchase any of the Products.

        b. QUALIFICATION REQUIREMENTS. Supplier must complete and submit the Novation QA/RA questionnaire for evaluation by Novation's Supplier Certification Committee (the "Committee"). The completed questionnaire addresses the Supplier's quality standards, procedures, personnel, regulatory history, FDA inspections and responses, back order history, frequency of product recalls, as well as contract manufacturers, sub-contractors or re-packagers (if any) as submitted on the QA/RA questionnaire, unless prior written consent is obtained from Novation. Failure to use the contract manufacturers, sub-contractors or re-packagers (if any) listed on the QA/RA questionnaire, shall constitute a breach of this Agreement, giving Novation a right to terminate this Agreement and subjecting Supplier to potential liability to Novation, the Clients, the Members, and the Authorized Distributors, including without limitation, liability for costs of replacement products and loss of Marketing Fees from such breach.

Within one hundred eighty (180) days of the Effective Date, Supplier must be certified as "Approved" or "Conditionally Approved" by the Committee. In certain instances where the Supplier does not receive the approval of the Committee, the Committee may wish to monitor the Supplier's quality performance and may classify the Supplier as "Conditionally Approved." During the "Conditionally Approved" time period, the Supplier must provide quarterly reports listing any FDA inspections received during the quarter, FD-483 observations and warning letters issued, as well as all responses thereto. If no FDA inspections occur, or inspections occur in which there are no observations or warning letters, the "Conditionally Approved" Supplier must so indicate in the quarterly reports. After the 180 day grace period, failure by the Supplier to be deemed "Approved" or "Conditionally Approved" by the Committee shall constitute a breach of this Agreement, giving Novation the right to terminate this Agreement and subjecting Supplier to potential liability to Novation, the Clients, the Members, and the Authorized Distributors, including without limitation, liability for costs of replacement products and loss of Marketing Fees resulting from such breach.

        c. OPTIONAL PURCHASING ARRANGEMENT. Novation and Supplier agree that each Member will have the option of purchasing the Products under the terms of this Agreement or under the terms of any other purchasing or pricing arrangement that may exist between such Member and Supplier at any time during the Term; provided, however, that, regardless of the arrangement, Supplier will comply with Sections 7 and 9 below. If any Member uses any other purchasing or pricing arrangement with Supplier when ordering products covered by any contract between Supplier and Novation, Supplier will notify such Member of the pricing and other significant terms of the applicable Novation contract.

        d. MARKET COMPETITIVE TERMS. Supplier agrees that the prices, quality, value and technology of all Products purchased under this Agreement will remain market competitive at all times during the Term. Supplier agrees to provide prompt written notice to Novation of all offers for the sale of the Products made by Supplier during the Term on terms that are more favorable to the offeree than the terms of this Agreement. Supplier will lower the Contract Prices or increase any discount applicable to the purchase of the Products as necessary to assure market competitiveness. If at any time during the Term Novation receives information from any source suggesting that Supplier's prices, quality, value or technology are not market competitive, Novation may provide written notice of such information to Supplier, and Supplier will, within five (5) business days for Novation's private label Products and within ten (10) business days for all other Products, advise Novation in writing of and fully implement all adjustments necessary to assure market competitiveness.

        e. CHANGES IN CONTRACT PRICES. Unless otherwise expressly agreed in any exhibit to this Agreement, the Contract Prices will not be increased and any discount will not be eliminated or reduced during the Term. In addition to any changes made to assure market competitiveness, Supplier may lower the Contract Prices or increase any discount applicable to the purchase of the Products at any time.

        f. NOTIFICATION OF CHANGES IN PRICING TERMS. Supplier will provide not less than sixty (60) days' prior written notice to Novation and not less than forty-five (45) days' prior written notice to all Authorized Distributors of any change in pricing terms permitted or required by this Agreement. For purposes of the foregoing notification requirements, a change in pricing terms will mean any change that affects the delivered price to the Member, including, without limitation, changes in list prices, discounts or pricing tiers or schedules. Such prior written notice will be provided in such format and in such detail as may be required by Novation from time to time, and will include, at a minimum, sufficient information to determine line item pricing of the Products for all affected Members.

        g. UNDERUTILIZED BUSINESSES. Certain Members may be required by law, regulation and/or internal policy to do business with underutilized businesses such as Minority Business Enterprises (MBE), Disadvantaged Business Enterprises
(DBE), Small Business Enterprises (SBE), Historically Underutilized Businesses
(HUB) and/or Women-owned Business Enterprises (WBE). To assist Novation in helping Members meet these requirements, Supplier will comply with all Novation policies and programs with respect to such businesses and will provide, on request, Novation or any Member with statistical or other information with respect to Supplier's utilization of such businesses as a vendor, distributor, contractor or subcontractor.

3. TERM AND TERMINATION.

        a. TERM. This Agreement will be effective as of the effective date set forth in Exhibit D attached hereto ("Effective Date"), and, unless sooner terminated, will continue in full force and effect for the initial term set forth in the Non-Price Specifications and for any renewal terms set forth in the Non-Price Specifications by Novation's delivery of written notice of renewal to Supplier not less than ten (10) days prior to the end of the initial term or any renewal term, as applicable. The initial term, together with the renewal terms, if any, are collectively referred to herein as the "Term."

        b. TERMINATION BY NOVATION. Novation may terminate this Agreement at any time for any reason whatsoever by delivering not less than sixty (60) days' prior written notice thereof to Supplier. In addition, Novation may terminate this Agreement immediately by delivering written notice thereof to Supplier upon the occurrence of either of the following events:

                (1) Supplier breaches this Agreement; or

                (2) Supplier becomes bankrupt or insolvent or makes an unauthorized assignment or goes into liquidation or proceedings are initiated for the purpose of having a receiving order or winding up order made against Supplier, or Supplier applies to the courts for protection from its creditors.

Novation's right to terminate this Agreement due to Supplier's breach in accordance with this Subsection is in addition to any other rights and remedies Novation, the Clients, the Members or the Authorized Distributors may have resulting from such breach, including, but not limited to, Novation's and the Clients' right to recover all loss of Marketing Fees resulting from such breach through the date of termination and for sixty (60) days thereafter.

        c. TERMINATION BY SUPPLIER. Supplier may terminate this Agreement at any time for any reason whatsoever by delivering not less than sixty (60) days' prior written notice thereof to Novation.

4. PRODUCT SUPPLY.

        a. DELIVERY AND INVOICING. On and after the Effective Date, Supplier agrees to deliver Products ordered directly by the Members to the Members and Products ordered by the Authorized Distributors on behalf of Members to the Authorized Distributors, FOB destination, and will direct its invoices to the ordering organization in accordance with this Agreement. Supplier agrees to prepay and absorb charges, if any, for transporting Products directly to the Members or to the Authorized Distributors. Payment terms through Authorized Distributors are 2%-30, Net 31 days. Supplier will make whatever arrangements are reasonably necessary with the Members ordering directly and with the Authorized Distributors to implement the terms of this Agreement; provided, however, Supplier will not impose any purchasing commitment on any Member or Authorized Distributor as a condition to the Member's or Authorized Distributor's purchase of any Products pursuant to this Agreement.

        b. PRODUCT FILL RATES; CONFIRMATION AND DELIVERY TIMES. Supplier agrees to provide product fill rates to the Members and Authorized Distributors of greater than ninety-five percent (95%), calculated as line item orders. Supplier will provide confirmation of orders from the Members or Authorized Distributors via the electronic data interchange described in the Guidebook referred to in Subsection 7.e below within two (2) business days after placement of the order and will deliver the Products to the Members ordering directly within five (5) business days and to Authorized Distributors within ten (10) business days after placement of the order.

        c. BUNDLED TERMS. Supplier agrees to give Novation prior written notice of any offer Supplier makes to any Member or Authorized Distributor to sell products that are not covered by this Agreement in conjunction with Products covered by this Agreement under circumstances where the Member or Authorized Distributor has no real economic choice other than to accept such bundled terms.

        d. DISCONTINUATION OF PRODUCTS; CHANGES IN PACKAGING. Supplier will have no unilateral right to discontinue any of the Products or to make any changes in packaging which render any of the Products substantially different in use, function or distribution. Supplier may request Novation in writing to agree to a proposed discontinuation of any Products or a proposed change in packaging for any Products at least ninety (90) days prior to the proposed implementation of the discontinuation or change. Under no circumstances will any Product discontinuation or packaging changes be permitted under this Agreement without Novation's agreement to the discontinuation or change. In the event Supplier implements such proposed discontinuation or change without Novation's agreement thereto in writing, in addition to any other rights and remedies Novation or the Members may have by reason of such discontinuation or change, (i) Novation will have the right to terminate any or all of the Product(s) subject to such discontinuation or change or to terminate this Agreement in its entirety immediately upon becoming aware of the discontinuation or change or any time thereafter by delivering written notice thereof to Supplier; (ii) the Members may purchase products equivalent to the discontinued or changed Products from other sources and Supplier will be liable to the Members for all reasonable costs in excess of the Contract Prices plus any other damages which they may incur; and (iii) Supplier will be liable to Novation and the Clients for any loss of Marketing Fees resulting from such unacceptable discontinuation or change plus any other damages which they may incur.

        e. REPLACEMENT OR NEW PRODUCTS. Supplier will have no unilateral right to replace any of the Products listed in Exhibit A with other products or to add new products to this Agreement. Supplier may request Novation in writing to agree to a replacement of any of the Products or the addition of a new product that is closely related by function or use to an existing Product at least sixty
(60) days prior to the proposed implementation of the replacement or to the new product introduction. Under no circumstances will any Product replacement or new product addition to this Agreement be permitted without Novation's agreement to the replacement or new product.

        f. MEMBER SERVICES. Supplier will consult with each Member to identify the Member's policies relating to access to facilities and personnel. Supplier will comply with such policies and will establish a specific timetable for sales calls by sales representatives to satisfy the needs of the Member. Supplier will promptly respond to Members' reasonable requests for verification of purchase history. If requested by Novation or any Members, Supplier will provide, at Supplier's cost, on-site inservice training to Members' personnel for pertinent Products. Supplier will not make inappropriate use of product usage information relating to any Members that is purchased from third party sources. Supplier will not send unsolicited product samples to any Member unless the Member has given Supplier its express written consent to receiving unsolicited product samples from Supplier.

        g. PRODUCT DELETION. Notwithstanding anything to the contrary contained in this Agreement, Novation may delete any one or more of the Products from this Agreement at any time, at will and without cause, upon not less than sixty (60) days' prior written notice to Supplier.

        h. RETURN OF PRODUCTS. Any Member or Authorized Distributor, in addition to and not in limitation of any other rights and remedies, will have the right to return Products to Supplier in accordance with the policies and requirements attached hereto as Exhibit F.

        i. FAILURE TO SUPPLY. In the event of Supplier's failure to perform its supply obligations in accordance with the terms of this Section 4, the Member or the Authorized Distributor may purchase products equivalent to the Products from other sources and Supplier will be liable to the Member or the Authorized Distributor for all reasonable costs in excess of the Contract Prices plus any other damages which they may incur. In such event, Supplier will also be liable to Novation and the Clients for any loss of Marketing Fees resulting from such failure plus any other damages which they may incur. The remedies set forth in this Subsection are in addition to any other rights and remedies Novation, the Clients, the Members or the Authorized Distributors may have resulting from such failure.

5. PRODUCT QUALITY.

        a. Free From Defects. Supplier warrants the Products against defects in material, workmanship, design and manufacturing. Supplier will make all necessary arrangements to assign such warranty to the Members. Supplier further represents and warrants that the Products will conform to the specifications, drawings, and samples furnished by Supplier or contained in the Non-Price Specifications and will be safe for their intended use. If any Products are defective and a claim is made by a Member or an Authorized Distributor on account of such defect, Supplier will, at the option of the Member or the Authorized Distributor, either replace the defective Products or credit the Member or the Authorized Distributor. Supplier will bear all costs of returning and replacing the defective Products, as well as all risk of loss or damage to the defective Products from and after the time they leave the physical possession of the Member or the Authorized Distributor. The warranties contained in this Subsection will survive any inspection, delivery, acceptance or payment by a Member or an Authorized Distributor. In addition, if there is at any time wide-spread failure of the Products, the Member or the Authorized Distributor may return all said Products for credit or replacement, at its option. This Subsection and the obligations contained herein will survive the expiration or earlier termination of this Agreement. The remedies set forth in this Subsection are in addition to and not a limitation on any other rights or remedies that may be available against Supplier.

        b. PRODUCT COMPLIANCE. Supplier represents and warrants to Novation, the Clients, the Authorized Distributors and the Members that the Products are, if required, registered, and will not be distributed, sold or priced by Supplier in violation of any federal, state or local law. Supplier represents and warrants that as of the date of delivery to the Members ordering directly or to the Authorized Distributors all Products will not be adulterated or misbranded within the meaning of the Federal Food, Drug and Cosmetic Act and will not violate or cause a violation of any applicable law, ordinance, rule, regulation or order. Supplier agrees it will comply with all applicable Good Manufacturing Practices and Standards contained in 21 C.F.R. Parts 210, 211, 225, 226, 600, 606, 610, 640, 660, 680 and 820 and with the standards of the U.S. Pharmacopoeia and National Formulary. Single and unit dose packaging will conform to the Guidelines for Single Use Packaging of Drugs issued by the American society of HealthSystem Pharmacists. Supplier represents and warrants that it will provide adequate warnings and instructions to inform users of the Products of the risks, if any, associated with the use of the Products. Supplier's representations, warranties and agreements in this Subsection will survive the expiration or earlier termination of this Agreement.

        c. PATENT INFRINGEMENT. Supplier represents and warrants that sale or use of the Products will not infringe any United States patent. Supplier will, at its own expense, defend every suit which will be brought against Novation, a Member or an Authorized Distributor for any alleged infringement of any patent by reason of the sale or use of the Products and will pay all costs, damages and profits recoverable in any such suit. This Subsection and the obligations contained herein will survive the expiration or earlier termination of this Agreement. The remedies set forth in this Subsection are in addition to and not a limitation on any other rights or remedies that may be available against Supplier.

        d. PRODUCT CONDITION. Unless otherwise stated in the Non-Price Specifications or unless agreed upon by a Member in connection with Products it may order, all Products will be new. Products which are demonstrators, used, obsolete, seconds, or which have been discontinued are unacceptable unless otherwise specified in the Non-Price Specifications or the Member accepts delivery after receiving notice of the condition of the Products.

        e. RECALL OF PRODUCTS. Supplier will reimburse Authorized Distributors and Members for any cost associated with any Product corrective action, withdrawal or recall requested by Supplier or required by any governmental entity. In the event a product recall or a court action impacting supply occurs, Supplier will notify Novation in writing within twenty-four (24) hours of any such recall or action. Supplier's obligations in this Subsection will survive the expiration or earlier termination of this Agreement.

        f. SHELF LIFE. Sterile Products and other Products with a limited shelf life sold under this Agreement will have the longest possible shelf life and the latest possible expiration dates. Unless required by stability considerations, there will not be less than an eighteen (18) month interval between a Product's date of delivery by Supplier to the Authorized Distributor and its expiration date. Products will bear the lot number and expiration date on the shelf package. If a code for the lot number or expiration date is used, a key to the code will be furnished to each Member.

6. CENTURY COMPLIANCE.

        a. DEFINITIONS. For purposes of this Section, the following terms have the respective meanings given below:

                (1) "Systems" means any of the Products, systems of distribution for Products and Product manufacturing systems that consist of or include any computer software, computer firmware, computer hardware (whether general or special purpose), documentation, data, and other similar or related items of the automated, computerized, and/or software systems that are provided by or through Supplier or utilized to manufacture or distribute the Products provided by or through Supplier pursuant to this Agreement, or any component part thereof, and any services provided by or through Supplier in connection therewith.

                (2) "Calendar-Related" refers to date values based on the "Gregorian calendar" (as defined in the Encyclopedia Britannica, 15th edition, 1982, page 602) and to all uses in any manner of those date values, including without limitation manipulations, calculations, conversions, comparisons, and presentations.

                (3) "Century Noncompliance" means any aspects of the Systems that fail to satisfy the requirements set forth in Subsection 6.b below.

        b. REPRESENTATIONS. Supplier warrants, represents and agrees that the Systems satisfy the following requirements:

                (1) In connection with the use and processing of Calendar-Related data, the Systems will not malfunction, will not cease to function, will not generate incorrect data, and will not produce incorrect results.

                (2) In connection with providing Calendar-Related data to and accepting Calendar-Related data from other automated, computerized, and/or software systems and users via user interfaces, electronic interfaces, and data storage, the Systems represent dates without ambiguity as to century.

                (3) The year component of Calendar-Related data that is provided by the Systems to or that is accepted by the Systems from other automated, computerized, and/or software systems and user interfaces, electronic interfaces, and data storage is represented in a four-digit CCYY format, where CC represents the two digits expressing the century and YY represents the two digits expressing the year within that century (e.g., 1996 or 2003).

                (4) Supplier has verified through testing that the Systems satisfy the requirements of this Subsection including, without limitation, testing of each of the following specific dates and the transition to and from each such date: September 9, 1999; September 10, 1999; December 31, 1999; January 1, 2000; February 28, 2000; February 29, 2000; March 1, 2000; December 31, 2000; January 1, 2001; December
        31, 2004; and January 1, 2005.

        c. REMEDIES. In the event of any Century Noncompliance in the Systems in any respect, in addition to any other remedies that may be available to Novation or the Members, Supplier will, at no cost to the Members, promptly under the circumstances (but, in all cases, within thirty (30) days after receipt of a written request from any Member, unless otherwise agreed by the Member in writing) eliminate the Century Noncompliance from the Systems.

        d. NONCOMPLIANCE NOTICE. In the event Supplier becomes aware of (i) any possible or actual Century Noncompliance in the Systems or (ii) any international, governmental, industrial, or other standard (proposed or adopted) regarding Calendar-Related data and/or processing, or Supplier begins any significant effort to conform the Systems to any such standard, Supplier will promptly provide the Members with all relevant information in writing and will timely provide the Members with updates to such information. Supplier will respond promptly and fully to inquiries by the Members, and timely provide updates to any responses provided to the Members, with respect to (i) any possible or actual Century Noncompliance in the Systems or (ii) any international, governmental, industrial, or other standards. In the foregoing, the use of "timely" means promptly after the relevant information becomes known to or is developed by or for Supplier.

        e. SURVIVAL. Supplier's representations, warranties and agreements in this Section will continue in effect throughout the Term and will survive the expiration or earlier termination of this Agreement.

7. REPORTS AND OTHER INFORMATION REQUIREMENTS.

        a. REPORT CONTENT. Within twenty (20) days after the end of each full and partial month during the Term ("Reporting Month"), Supplier will submit to Novation a report in the form of two (2) diskettes ("Diskette One" and "Diskette Two") containing the following information in form and content reasonably satisfactory to Novation ("Net Sales Report"):

                (1) the name of Supplier, the Reporting Month and year and the Agreement number (as provided to Supplier by Novation);

                (2) with respect to each Member (described by LIC number (as provided to Supplier by Novation), health industry number (if applicable), DEA number, full name, street address, city, state, zip code and, if applicable, tier and committed status), the number of units sold, the amount of net sales, whether the sales were direct or through distribution, and the name of the Authorized Distributor, if applicable, for each Product on a line item basis, and the sum of net sales and the associated Marketing Fees for all Products purchased by such Member directly or indirectly from Supplier during the Reporting Month, whether under the pricing and other terms of this Agreement or under the terms of any other purchasing or pricing arrangements that may exist between the Member and Supplier;

                (3) the sum of the net sales and the associated Marketing Fees for all Products sold to all Members during the Reporting Month; and

                (4) such additional information as Novation may reasonably request from time to time.

Diskette One will contain the foregoing information for all Product sales made to Members through Authorized Distributors. Diskette Two will contain the foregoing information for all Product sales made directly to Members.

        b. REBATES AND INCENTIVES REPORT. At least thirty (30) days prior to the distribution of any rebate or incentive checks to Members, Supplier will provide Novation with a rebates and incentives report in the form of a diskette containing the following information in form and content reasonably satisfactory to Novation ("Rebates and Incentives Report"):

                (1) the name of Supplier and the Agreement number (as provided to Supplier by Novation);

                (2) with respect to each Member earning rebates or incentives (described by health industry number (if applicable), DEA number, full name, city, state, zip code and, if applicable, tier and committed status), the net sales amount used to calculate the rebates or incentives and the amount of rebates or incentives earned by such Member.

        c. REPORT FORMAT AND DELIVERY. The reports required by this Section will be submitted electronically in Excel Version 7 or Access Version 7 and in accordance with other specifications established by Novation from time to time and will be delivered to:

For the Net Sales Report:

        Novation
        Attn: SRIS Operations
        125 East John Carpenter Freeway, Suite 1500
        Irving, TX 75062

For the Rebates and Incentives Report:

        Novation
        Attn: Pharmacy Product Manager
        125 East John Carpenter Freeway, Suite 1500
        Irving, TX 75062

        d. REQUESTED PRODUCT INFORMATION. Upon the request of Novation or any Member at any time during the Term, Supplier will promptly provide or update all information relevant to the supply and quality of the Products, including without limitation (i) identification of manufacturers of ingredients and other Product components; (ii) formulations, ingredient lists and lot assays; (iii) FDA application, approval and inspection information; (iv) recall information;
(v) analytical control data; (vi) sterility testing data; (vii) bioavailability data when available; and (viii) descriptions of testing procedures for raw materials and finished products.

        e. OTHER INFORMATION REQUIREMENTS. In addition to the reporting and Product information requirements set forth in Subsections 7.a, 7.b, 7.c and 7.d above, the parties agree to facilitate the administration of this Agreement by transmitting and receiving information electronically and by complying with the information requirements set forth in Exhibit F attached hereto. Supplier further agrees that, except to the extent of any inconsistency with the provisions of this Agreement, it will comply with all information requirements set forth in the Novation Information Requirements Guidebook ("Guidebook"). On or about the Effective Date, Novation will provide Supplier with a current copy of the Guidebook and will thereafter provide Supplier with updates and/or revisions to the Guidebook from time to time.

8. OBLIGATIONS OF NOVATION.

        a. INFORMATION TO MEMBERS AND AUTHORIZED DISTRIBUTORS. After the execution of this Agreement, Novation, in conjunction with the Clients, will deliver a summary of the purchasing arrangements covered by this Agreement to each Member and each Authorized Distributor and will, from time to time, at the request of Supplier, deliver to each Member and each Authorized Distributor reasonable and appropriate amounts and types of materials supplied by Supplier to Novation which relate to the purchase of the Products.

        b. MARKETING SERVICES. Novation, in conjunction with the Clients, will market the purchasing arrangements covered by this Agreement to the Members. Such promotional services may include, as appropriate, the use of direct mail, contact by Novation's field service delivery team, member support services, and regional and national meetings and conferences. As appropriate, Novation, in conjunction with the Clients, will involve Supplier in these promotional activities by inviting Supplier to participate in meetings and other reasonable networking activities with Members.

9. MARKETING FEES.

        a. CALCULATION. Supplier will pay to Novation, as the authorized collection agent for each of the Clients and certain of each Client's subsidiaries and affiliates, respectively (and not collectively), marketing fees ("Marketing Fees") belonging to any of the Clients or certain of their subsidiaries or affiliates equal to the Agreed Percentage of the aggregate gross charges of all net sales of the Products to the Members directly or indirectly from Supplier, whether under the pricing and other terms of this Agreement or under the terms of any other purchasing or pricing arrangements that may exist between the Members and Supplier. Such gross charges will be determined without any deduction for uncollected accounts or for costs incurred in the manufacture, provision, sale or distribution of the Products, and will include, but not be limited to, charges for the sale of products, the provision of installation, training and maintenance services, and the provision of any other services listed on Exhibit A. The "Agreed Percentage" will be defined in the Non-Price Specifications.

        b. PAYMENT. On or about the Effective Date, Novation will advise Supplier in writing of the amount determined by Novation to be Supplier's monthly estimated Marketing Fees. Thereafter, Supplier's monthly estimated Marketing Fees may be adjusted from time to time upon written notice from Novation based on actual purchase data. No later than the tenth (10th) day of each month, Supplier will remit the monthly estimated Marketing Fees for such month to Novation. Such payment will be adjusted to reflect the reconciliation between the actual Marketing Fees payable for the second month prior to such month with the estimated Marketing Fees actually paid during such prior month. Supplier will pay all estimated and adjusted Marketing Fees by check made payable to "Novation, LLC." All checks should reference the Agreement number. Supplier will include with its check the reconciliation calculation used by Supplier to determine the payment adjustment, with separate amounts shown for each Client's component thereof. Checks sent by first class mail will be mailed to the following address:

        Novation
        75 Remittance Dr., Suite 1420
        Chicago, IL 60675-1420

Checks sent by courier (Federal Express, United Parcel Service or messenger) will be addressed as follows:

        The Northern Trust Company
        801 S. Canal St.
        4th Floor Receipt & Dispatch
        Chicago, IL 60607
        Attn: Novation, Suite 1420
        Telephone: (312) 630-8100, #9

10. ADMINISTRATIVE DAMAGES. Novation and Supplier agree that Novation would incur additional administrative costs if Supplier fails to provide notice of change in pricing terms as required in Subsection 2.f above, fails to provide reports as required in Section 7 above, or fails to pay Marketing Fees as required in Section 9 above, in each case within the time and manner required by this Agreement. Novation and Supplier further agree that the additional administrative costs incurred by Novation by reason of any such failure to Supplier is uncertain, and they therefore agree that the following schedule of administrative damages constitutes a reasonable estimation of such costs and were determined according to the principles of just compensation:

1st failure                                             written warning
2nd failure:                                                 $   500.00
3rd failure:                                                 $ 1,000.00
4th failure:                                                 $ 2,500.00
5th failure:                                                 $ 5,000.00
6th & each subsequent failure:                               $10,000.00

Novation's right to recover administrative damages in accordance with this
Section is in addition to any other rights and remedies Novation or the Clients may have by reason of Supplier's failure to pay the Marketing Fees or provide the reports or notices within the time and manner required by this Agreement.

11. NONPAYMENT OR INSOLVENCY OF A MEMBER OR AN AUTHORIZED DISTRIBUTOR. If a Member or an Authorized Distributor fails to pay Supplier for Products ordered by such Member or Authorized Distributor, or if a Member or Authorized Distributor becomes bankrupt or insolvent or makes an assignment for the benefit of creditors or goes into liquidation, or if proceedings are initiated for the purpose of having a receiving order or winding up order made against a Member or Authorized Distributor, or if a Member or Authorized Distributor applies to the court for protection from its creditors, then, in any such case, this Agreement will not terminate, but, in the case of an Authorized Distributor, Supplier will have the right, upon prior written notice to Novation and the Members, to discontinue providing Products through that Authorized Distributor, and Supplier will thereafter provide Products to the Members directly or through another Authorized Distributor, as directed by Novation, and in the case of a Member, Supplier will have the right, upon prior written notice to Novation and the Member, to discontinue selling Products to that Member.

12. INSURANCE.

        a. POLICY REQUIREMENTS. Supplier will maintain and keep in force during the Term product liability, general public liability and property damage insurance against any insurable claim or claims which might or could arise regarding Products purchased from Supplier. Such insurance will contain a minimum combined single limit of liability for bodily injury and property damage in the amounts of not less than $2,000,000 per occurrence and $10,000,000 in the aggregate; will name Novation, the Clients, the Members and the Authorized Distributors, as their interests may appear, as additional insureds, and will contain an endorsement providing that the carrier will provide directly to all named insured copies of all notices and endorsements. Supplier will provide to Novation, within fifteen (15) days after Novation's request, an insurance certificate indicating the foregoing coverage, issued by an insurance company licensed to do business in the relevant states and signed by an authorized agent.

        b. SELF-INSURANCE. Notwithstanding anything to the contrary in Subsection 12.a above, Supplier may maintain a self-insurance program for all or any part of the foregoing liability risks, provided such self-insurance policy in all material respects complies with the requirements applicable to the product liability, general public liability and property damage insurance set forth in Subsection 12.a. Supplier will provide Novation, within fifteen (15) days after Novation's request: (1) the self-insurance policy; (2) the name of the company managing the self-insurance program and providing reinsurance, if any; (3) the most recent annual reports on claims and reserves for the program; and (4) the most recent annual actuarial report on such program.

        c. AMENDMENTS, NOTICES AND ENDORSEMENTS. Supplier will not amend, in any material respect that affects the interests of Novation, the Clients, the Members or the Authorized Distributors, or terminate said liability insurance or self-insurance program except after thirty (30) days' prior written notice to Novation and will provide to Novation copies of all notices and endorsements as soon as practicable after it receives or gives them.

13. COMPLIANCE WITH LAW AND GOVERNMENT PROGRAM PARTICIPATION.

        a. COMPLIANCE WITH LAW. Supplier represents and warrants that to the best of its knowledge, after due inquiry, it is in compliance with all federal, state and local statutes, laws, ordinances and regulations applicable to it ("Legal Requirements") which are material to the operation of its business and the conduct of its affairs, including Legal Requirements pertaining to the safety of the Products, occupational health and safety, environmental protection, nondiscrimination, antitrust, and equal employment opportunity. During the Term, Supplier will: (1) promptly notify Novation of any lawsuits, claims, administrative actions or other proceedings asserted or commenced against it which assert in whole or in part that Supplier is in noncompliance with any Legal Requirement which is material to the operation of its business and the conduct of its affairs and (2) promptly provide Novation with true and correct copies of all written notices of adverse findings from the U.S. Food and Drug Administration ("FDA") and all written results of FDA inspections which pertain to the Products.

        b. GOVERNMENT PROGRAM PARTICIPATION. Supplier represents and warrants that it is not excluded from participation, and is not otherwise ineligible to participate, in a "Federal health care program" as defined in 42 U.S.C. Section 1320a-7b(f) or in any other government payment program. In the event Supplier is excluded from participation, or becomes otherwise ineligible to participate in any such program during the Term, Supplier will notify Novation in writing within three (3) days after such event, and upon the occurrence of such event, whether or not such notice is given to Novation, Novation may immediately terminate this Agreement upon written notice to Supplier.

14. RELEASE AND INDEMNITY. SUPPLIER WILL RELEASE, INDEMNIFY, HOLD HARMLESS, AND, IF REQUESTED, DEFEND NOVATION, THE CLIENTS, THE MEMBERS AND THE AUTHORIZED DISTRIBUTORS, AND THEIR RESPECTIVE OFFICERS, DIRECTORS, REGENTS, AGENTS, SUBSIDIARIES, AFFILIATES AND EMPLOYEES (COLLECTIVELY, THE "INDEMNITEES"), FROM AND AGAINST ANY CLAIMS, LIABILITIES, DAMAGES, ACTIONS, COSTS AND EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS' FEES, EXPERT FEES AND COURT COSTS) OF ANY KIND OR NATURE, WHETHER AT LAW OR IN EQUITY, INCLUDING CLAIMS ASSERTING STRICT LIABILITY, ARISING FROM OR CAUSED IN ANY PART BY (1) THE BREACH OF ANY REPRESENTATION, WARRANTY, COVENANT OR AGREEMENT OF SUPPLIER CONTAINED IN THIS AGREEMENT; (2) THE CONDITION OF ANY PRODUCT, INCLUDING A DEFECT IN MATERIAL, WORKMANSHIP, DESIGN OR MANUFACTURING; OR (3) THE WARNINGS AND INSTRUCTIONS ASSOCIATED WITH ANY PRODUCT. SUCH OBLIGATION TO RELEASE, INDEMNIFY, HOLD HARMLESS AND DEFEND WILL APPLY EVEN IF THE CLAIMS, LIABILITIES, DAMAGES, ACTIONS, COSTS AND EXPENSES ARE CAUSED BY THE NEGLIGENCE, GROSS NEGLIGENCE OR OTHER CULPABLE CONDUCT OF INDEMNITEES; PROVIDED, HOWEVER, THAT SUCH INDEMNIFICATION, HOLD HARMLESS AND RIGHT TO DEFENSE WILL NOT BE APPLICABLE WHERE THE CLAIM, LIABILITY, DAMAGE, ACTION, COST OR EXPENSE ARISES SOLELY AS A RESULT OF AN ACT OR FAILURE TO ACT OF INDEMNITEES. THIS SECTION AND THE OBLIGATIONS CONTAINED HEREIN WILL SURVIVE THE EXPIRATION OR EARLIER TERMINATION OF THIS AGREEMENT. THE REMEDIES SET FORTH IN THIS SECTION ARE IN ADDITION TO AND NOT A LIMITATION ON ANY OTHER RIGHTS OR REMEDIES THAT MAY BE AVAILABLE AGAINST SUPPLIER.

15. BOOKS AND RECORDS; FACILITIES INSPECTIONS. Supplier agrees to keep, maintain and preserve complete, current and accurate books, records and accounts of the transactions contemplated by this Agreement and such additional books, records and accounts as are necessary to establish and verify Supplier's compliance with this Agreement. All such books, records and accounts will be available for inspection and audit by Novation representatives at any time during the Term and for two (2) years thereafter, but only during reasonable business hours and upon reasonable notice. Novation agrees that its routine audits will not be conducted more frequently than twice in any consecutive twelve (12) month period, subject to Novation's right to conduct special audits whenever it deems it to be necessary. In addition, Supplier will make its manufacturing and packaging facilities available for inspection from time to time during the Term by Novation representatives, but only during reasonable business hours and upon reasonable notice. The exercise by Novation of the right to inspect and audit is without prejudice to any other or additional rights or remedies of either party.

16. USE OF NAMES, ETC. Supplier agrees that it will not use in any way in its promotional, informational or marketing activities or materials (i) the names, trademarks, logos, symbols or a description of the business or activities of Novation or any Client, Authorized Distributor or Member without in each instance obtaining the prior written consent of the person owning the rights thereto; or (ii) the existence or content of this Agreement without in each instance obtaining the prior written consent of Novation.

17. CONFIDENTIAL INFORMATION.

        a. NONDISCLOSURE. Supplier agrees that it will;

                (1) keep strictly confidential and hold in trust all Confidential Information, as defined in Subsection 17.b below, of Novation, the Clients, the Authorized Distributors and the Members;

                (2) not use the Confidential Information for any purpose other than the performance of its obligations under this Agreement, without the prior written consent of Novation;

                (3) not disclose the Confidential Information to any third party (unless required by law) without the prior written consent of Novation; and

                (4) not later than thirty (30) days after the expiration or earlier termination of this Agreement, return to Novation, the Client, the Authorized Distributor or the Member, as the case may be, the Confidential Information.

        b. DEFINITION. "Confidential Information," as used in Subsection 17.a above, will consist of all information relating to the prices and usage of the Products (including all information contained in the reports produced by Supplier pursuant to Section 7 above) and all documents and other materials of Novation, the Clients, the Authorized Distributors and the Members containing information relating to the programs of Novation, the Clients, the Authorized Distributors or the Members of a proprietary or sensitive nature not readily available through sources in the public domain. In no event will Supplier provide to any person any information relating to the prices it charges the Authorized Distributors for Products ordered pursuant to this Agreement without the prior written consent of Novation.

18. MISCELLANEOUS.

        a. CHOICE OF LAW. This Agreement will be governed by and construed in accordance with the internal substantive laws of the State of Texas and the Texas courts will have jurisdiction over all matters relating to this Agreement; provided, however, the terms of any agreement between Supplier and an Authorized Distributor or between Supplier and a Member will be governed by and construed in accordance with the choice of law and venue provisions set forth in such agreement.

        b. NOT RESPONSIBLE. Novation and the Clients and their subsidiaries and affiliates will not be responsible or liable for any Authorized Distributor's breach of any purchasing commitment or for any other actions of any Authorized Distributor or Member. In addition, none of the Clients will be responsible or liable for the obligations of another Client or its subsidiaries or affiliates or the obligations of Novation or Supplier under this Agreement.

        c. THIRD PARTY BENEFICIARIES. All Clients, Authorized Distributors and Members are intended third party beneficiaries of this Agreement. All terms and conditions of this Agreement which are applicable to the Clients will inure to the benefit of and be enforceable by the Clients and their respective successors and assigns. All terms and conditions of this Agreement which are applicable to the Authorized Distributors will inure to the benefit of and be enforceable by the Authorized Distributors and their respective successors and assigns. All terms and conditions of this Agreement which are applicable to the Members will inure to the benefit of and be enforceable by the Members and their respective successors and assigns.

        d. NOTICES. Except as otherwise expressly provided herein, all notices or other communications required or permitted under this Agreement will be in writing and will be deemed sufficient when mailed by United States mail, or delivered in person to the party to which it is to be given, at the address of such party set forth below:

If to Supplier:

        To the address set forth by Supplier on the signature page of this Agreement

If to Novation:

        Novation, LLC
        Attn: General Counsel
        125 East John Carpenter Freeway, Suite 1500
        Irving, TX 75062

or such other address as the party will have furnished in writing in accordance with the provisions of this Subsection.

        e. NO ASSIGNMENT. No assignment of all or any part of this Agreement may be made without the prior written consent of the other party; except that Novation may assign its rights and obligations to any affiliate of Novation. Any assignment of all or any part of this Agreement by either party will not relieve that party of the responsibility of performing its obligations hereunder to the extent that such obligations are not satisfied in full by the assignee. This Agreement will be binding upon and inure to the benefit of the parties' respective successors and assigns.

        f. SEVERABILITY. Whenever possible, each provision of this Agreement will be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement will be prohibited by or invalid under applicable law, such provision will be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement. Each party will, at its own expense, take such action as is reasonably necessary to defend the validity and enforceability of this Agreement and will cooperate with the other party as is reasonably necessary in such defense.

        g. ENTIRE AGREEMENT. This Agreement, together with the exhibits listed below, will constitute the entire agreement between Novation and Supplier. This Agreement, together with the exhibits listed below and each Authorized Distributor's purchase order will constitute the entire agreement between each Authorized Distributor and Supplier. In the event of any inconsistency between this Agreement and an Authorized Distributor's purchase order, the terms of this Agreement will control, except that the Authorized Distributor's purchase order will supersede Sections 4 and 5 of this Agreement in the event of any inconsistency with such Sections. No other terms and conditions in any document, acceptance, or acknowledgment will be effective or binding unless expressly agreed to in writing. The following exhibits are incorporated by reference in this Agreement:

Exhibit A    Product and Service Description and Pricing

Exhibit B    Non-Price Specifications

Exhibit C    Special Conditions

Exhibit D    Effective Date

Exhibit E    Return of Products

Exhibit F    Other Information Requirements

Exhibit G    Pharmacy Supplier Agreement - Proposed Exception Form

SUPPLIER: WOMEN FIRST HEALTHCARE, INC.
          ---------------------------------------

ADDRESS:  12220 EL CAMINO REAL
          ---------------------------------------
          SUITE 400
          ---------------------------------------
          SAN DIEGO, CA 92130
          ---------------------------------------

SIGNATURE: /s/ [SIGNATURE ILLEGIBLE]
          ---------------------------------------

TITLE:    SENIOR VICE PRESIDENT                        DATE:  11/30/00
          ---------------------------------------             ----------


NOVATION, LLC

SIGNATURE: /s/ [SIGNATURE ILLEGIBLE]
          ---------------------------------------

TITLE:    GROUP SR V.P.                                DATE:  12/20/2000
          ---------------------------------------             ----------

                                    EXHIBIT A

                   PRODUCT AND SERVICE DESCRIPTION AND PRICING

 [Final listing of products and/or services and prices covered by the Agreement]

ESCLIM - estradiol transdermal system

Esclim             64248-0310-01 0.025mg/day               Patch     SEA       ***
Esclim             64248-0320-01 0.0375mg/day              Patch     SEA       ***
Esclim             64248-0330-01 0.05mg/day                Patch     SEA       ***
Esclim             64248-0340-01 0.075mg/day               Patch     SEA       ***
Esclim             64248-0350-01 0.1mg/day                 Patch     SEA       ***



*** Certain information (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                                    EXHIBIT B

                            NON-PRICE SPECIFICATIONS

                         [Final contract specifications]

Term of Agreement:    December 21, 2000 through September 30, 2001

Contract #:           RX00380 - This contract number is to be used when
                      submitting all sales reports, marketing fee payments, and correspondence.

Pricing:              Nominal

Marketing Fee:        ***

Tiered Pricing:       None

Member Rebates:       None

Incentive Programs:   None



*** Certain information (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                                    EXHIBIT C

                               SPECIAL CONDITIONS
                           [Final Special Conditions]

                                      None.

                                    EXHIBIT D

                                 EFFECTIVE DATE


This Agreement will be effective on December 21, 2000.

                                    EXHIBIT E

                               RETURN OF PRODUCTS

1. SUPPLIER'S POLICY. Supplier represents that the return goods policy attached as Schedule 1 to this Exhibit ("Suppliers Policy") is and will continue to be consistent with prevailing practices in the pharmacy industry. In reliance on such representation, and subject to the terms of this Exhibit, Supplier's Policy is accepted by Novation and Supplier agrees to strictly comply with the terms of Supplier's Policy for the benefit of the Members and Authorized Distributors with respect to Products purchased under this Agreement.

2. CHANGES TO SUPPLIER'S POLICY. Supplier will have no unilateral right to change Supplier's Policy from that set forth in Schedule I hereto during the Term. Supplier may request Novation in writing to agree to proposed changes to Supplier's Policy, provided that Novation must be given a reasonable opportunity (at least sixty (60) days) to review such proposed changes prior to any proposed implementation date. Under no circumstances will any changes to Supplier's Policy be applicable to Products purchased under this Agreement without Novation's agreement to the change.

3. OVERRIDING RETURN RIGHTS. Notwithstanding the terms of Supplier's Policy or any contrary provisions elsewhere in this Exhibit, Supplier agrees that any Member or Authorized Distributor, in addition to and not in limitation of any other rights and remedies, will have the right to return any of the Products under the following circumstances without charge and for full credit (based on purchase price):

        a. Return of any dated Product within twelve (12) months after its expiration date.

        b.      Return of any Product that is ordered or shipped in error.

        c.      Return of any defective Product.

        d. Return of any Product that is received in a damaged, nonconforming or otherwise unusable condition.

        e. Return of any recalled Product (see also Section 5.e of the Agreement).

4. DEA FORMS. If requested by the Member or Authorized Distributor, Supplier agrees to promptly initiate any DEA forms required for the return of Schedule II controlled substances.

5. WAIVER OF RETURN RIGHTS. Supplier agrees that any Member will have the option, to be exercised by written notice to Supplier at any time during the Term for purchases after the notice date, of waiving all rights to return Products for any reason (except recall) under Supplier's Policy or under the terms of this Exhibit in exchange for a right to purchase the

Products at an additional discount of _______________ percent (__%) off Supplier's published list prices.

                             SCHEDULE 1 TO EXHIBIT E

[WOMEN FIRST LOGO]        WOMEN FIRST HEALTHCARE, LNC.
                          STANDARD OPERATING PROCEDURE


--------------------------------------------------------------------------------
                                                              DOC. NO: 02.006.00
TITLE: RETURNED GOODS AUTHORIZATION                             AUTHOR: J VAUGHN
        AND PROCESSING                                               PAGE 1 OF 5
--------------------------------------------------------------------------------


REVISIONS
REV. DESCRIPTION                                                  EFFECTIVE DATE
Orig. New Procedure                                                April 26,1999

                          WOMEN FIRST HEALTHCARE, LNC.
                         12220 EL CAMINO REAL, SUITE 400
                               SAN DIEGO, CA 92130

APPROVALS:

Jeff Raser                                                        April 15, 1999
----------------------------------------------------              --------------
Vice President, Sales                                                  Date

Patti Consilvio                                                   April l6, 1999
----------------------------------------------------              --------------
Manager, Customer Service                                              Date

Yvette Liebesman                                                  April 16, 1999
----------------------------------------------------              --------------
Manager, Quality Systems                                               Date

Jeanne-Marie Varga                                                April 26, 1999
----------------------------------------------------              --------------
Vice President, Regulatory Affairs & Quality Systems                   Date

Received:

Yvette Liebesman                                                  April 26, 1999
----------------------------------------------------              --------------
Document Center                                                        Date


                                  CONFIDENTIAL

This document is proprietary to Women First HealthCare, Inc. and is intended soley for internal use. This document and its contents shall not be used or distributed for any purpose, nor otherwise communicated, disclosed or reproduced in any way whatsoever without the prior written consent of Women First HealthCare.

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                     TITLE: RETURNED GOODS AUTHORIZATION AND  DOC. NO: 02.006.00
[WOMEN FIRST LOGO]                PROCESSING                         PAGE 2 OF 5

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1.      OBJECTIVE

        To authorize and process the return of any WFHC-commercialized products distributed directly by WFHC.

2.      SCOPE

        This procedure applies to any products returned to WFHC, which are distributed by WFHC. For products distributed by Livingston Health Services, Inc., LHSI Procedure No. WFH 06-98, "Client Services Department Work Instructions, Women First HealthCare" is followed by LHSI personnel.

3.      RESPONSIBILITY

        3.1 It is the responsibility of the assigned Customer Service Department personnel to authorize all returned goods and the Distributor to process according to approved procedures.

        3.2 It is the responsibility of the Regulatory Affairs and Quality Systems Department to ensure that this procedure is performed and documented correctly.

4.      REFERENCES

        Livingston Healthcare Services, Client Services Department Work Instructions, Procedure Number WFH 06-98

5.      POLICY

        5.1     For products distributed by LHSI:

                5.1.1 The return of products distributed to wholesalers from Livingston Health Services, Inc (LHSI) comply with the Returned Goods policy and procedure outlined in LHSI Procedure No. WFH 06-98, "Client Services Department Work Instructions, Women First HealthCare."

                5.1.2 No return will be accepted unless accompanied by a Return Goods Authorization Form, including authorization by the WFHC Manager, Customer Service, or the WFHC Manager, Quality Systems.

        5.2     For products distributed by WFHC Customer Service:

                5.2.1 Products returned within thirty days will receive a credit, refund or replacement.

                5.2.2 Customers will be refunded only the product price, not the freight cost.

                5.2.3 No return will be processed unless accompanied by a Return Goods Authorization (RGA) Form or the RGA number referenced on the return-shipping package.


                                  CONFIDENTIAL

This document is proprietary to Women First HealthCare, Inc. and is intended solely for internal use. This document and its contents shall not be used or distributed for any purpose, nor otherwise communicated, disclosed or reproduced in any way whatsoever without the prior written consent of Women First HealthCare.

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                     TITLE: RETURNED GOODS AUTHORIZATION AND  DOC. NO: 02.006.00
[WOMEN FIRST LOGO]                PROCESSING                         PAGE 3 of 5

--------------------------------------------------------------------------------

                        5.2.3.1 For returned goods valued at less than $100, the
                                Customer Service Representative may authorize the return.

                        5.2.3.2 For returned goods valued at greater that $100,
                                the Manager, Customer Service, or the Manager, Quality Systems, must authorize the return.

                5.2.4 Returns will only be accepted from the original purchaser of the product. The authorized Customer Service personnel will provide the customer with the RGA number, along with instructions to ship the product back to WFHC. Credit will only be issued to the original purchaser of the product, upon receipt of the returned product.

6.      PROCEDURE

        6.1     The Return Goods Authorization Log

                6.1.1 All return goods authorizations are logged into the RGA log, an Excel spreadsheet, located in the WFHC directory of y:\\ntserver\users\Customer Service\Returned Goods Authorization\RGA.xls.

                6.1.2 The RGA log contains columns for the following information to be recorded for each RGA:

                        6.1.2.1 Date

                        6.1.2.2 RGA number (assigned as described in section
                        6.2)

                        6.1.2.3 Name of Customer

                        6.1.2.4 Product to be returned

                        6.1.2.5 Distribution Source (LHSI or WFHC)

                        6.1.2.6 Quantity to be returned

        6.2     Assigning RGA numbers

                RGA numbers are 6-digit alpha-numeric codes used to identify returned goods, in the format RGAxx-yyy, where:

                6.2.1 "RGA" are the letters "RGA", indicating that this is a returned product.

                6.2.2 "xx" is the last two digits for the year in which the return was requested

                6.2.3 "yyy" is the sequentially assigned number, for the yyyth return authorization issued for that year.

                6.2.4 For example, the fifth return authorized in 1999 would have an "RGA" number of RGA99-005.

        6.3     For products to be returned to LHSI:

                6.3.1 Upon receipt of the RGA form from LHSI, the Manager, Customer Service or the Manager, Quality Systems will determine whether or not to approve the return request.

                6.3.2 If the return request is approved, the Manager, Customer Service or the Manager, Quality Systems:

                                  CONFIDENTIAL

This document is proprietary to Women First HealthCare, Inc. and is intended solely for internal use. This document and its contents shall not be used or distributed for any purpose, nor otherwise communicated, disclosed or reproduced in any way whatsoever without the prior written consent of Women First HealthCare.

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                     TITLE: RETURNED GOODS AUTHORIZATION AND  DOC. NO: 02.006.00
[WOMEN FIRST LOGO]                PROCESSING                         PAGE 4 OF 5

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                        6.3.2.1 Assigns an RGA number as described in section
                                6.2 and records the RGA number in the RGA log;

                        6.3.2.2 Records the information in the RGA log as
                                described in section 6.1 (the Distribution
                                Source is "LHSI")

                        6.3.2.3 Records the RGA number on the RGA form and faxes
                                it back to the appropriate individual at LHSI.

                6.3.3 If the Manager Customer Service, or the Manager, Quality Systems, has doubts as to whether or not to approve the return, he/she is to discuss the issue with the Vice President, Regulatory Affairs and Quality Systems, and the appropriate LHSI personnel prior to issuing an RGA number and approving the return.

                6.3.4 Upon issuing the RGA authorization and number, and recording the necessary information in the RGA log, the RGA form is forwarded to Quality Systems for archival in the Document Center.

                6.3.5 Upon receipt of the product at the Distributor's warehouse, the Distributor will follow their internal SOPs, in which the product will be verified with the carriers delivery slip and authorized personnel will sign for the return.

        6.4     For products to be returned to WFHC:

                6.4.1 Upon receiving a request to return a product, the Customer Service representative completes a Returned Goods Authorization Form (Exhibit 1), documenting the following information:

                        6.4.1.1 Date of customer contact

                        6.4.1.2 Customer Name

                        6.4.1.3 Company Name (if applicable)

                        6.4.1.4 Customer Address (street address, city, state,
                                zip code)

                        6.4.1.5 Customer telephone number

                        6.4.1.6 Customer fax number (if available)

                6.4.2 For each type of product being returned, complete the following information on the RGA form:

                        6.4.2.1 WFHC Invoice number (if available)

                        6.4.2.2 Product part number or UPC bar code number

                        6.4.2.3 Product name

                        6.4.2.4 Lot number (if applicable)

                        6.4.2.5 Expiration date (if applicable)

                        6.4.2.6 Quantity of product to be returned

                        6.4.2.7 Unit price

                        6.4.2.8 Total price

                6.4.3 Under special circumstances the shipping charge may also be refunded. This is determined at the discretion of the Manager, Customer Service based on WFHC customer satisfaction policies. Unless otherwise instructed, check the "No" box for "Return Freight Authorization".


                                  CONFIDENTIAL

This document is proprietary to Women First HealthCare Inc. and is intended soley for internal use. This document and its contents shall not be used or distributed for any purpose, nor otherwise communicated, disclosed or reproduced in any way whatsoever without the prior written consent of Women First HealthCare.

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                     TITLE: RETURNED GOODS AUTHORIZATION AND  DOC. NO: 02.006.00
[WOMEN FIRST LOGO]                PROCESSING                         PAGE 5 OF 5

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                6.4.4   Record the reason for the return in the appropriate
                        space on the RGA form.

                6.4.5 Determine the resolution and check the appropriate box(es). If credit will be issued to a credit card, record the type of credit card, the credit card number, and the expiration date. THE CREDIT ISSUED MUST BE IN THE SAME FORM AS THE ORIGINAL PAYMENT BY THE CUSTOMER.

                6.4.6 Record the required information in the RGA log (as indicated in section 6.1) and assign the return an RGA number (as described in section 6.2)

                6.4.7 Inform the customer of the RGA number to reference on the return-shipping package of the product(s). IT IS IMPORTANT THAT THE CUSTOMER REFERENCES THIS RGA NUMBER ON THE RETURN-SHIPPING PACKAGE.

                6.4.8 If the return is related to a customer complaint, WFHC Document Number 02.016, "Customer Complaint Handling", must also be followed, and the RGA number referenced in the description section of the complaint form.

                6.4.9 Upon receipt of the returned product, the authorized Customer Service personnel will:

                        6.4.9.1 Record the date that the return was received on
                                the RGA form and in the appropriate column of the RGA log.

                        6.4.9.2 Product will be inspected to verify that lot or
                                batch number, expiration, item number, quantity, reason for return and other information provided on the RGA are consistent. Any differences must be referred to the Manager, Customer Service for approval. if information matches, the returned goods will be received into the system for credit processing.

                        6.4.9.3 Segregate the product based on reason for return
                                and condition of returned product as follows:

RETURN TO INVENTORY                QUARANTINE
-------------------                ----------
Misshipped product                 Partial or opened product
Misordered product                 Discontinued product
Overstocked product                Damaged product
                                   Product complaints which require an investigation
                                   Recalled product

                        6.4.9.4 Record the disposition on the RGA form.

                        6.4.9.5 Give a copy of the RGA Form to Finance for
                                credit processing and forward the original to Quality Systems for archival in the Document Center.

7.      EXHIBITS

        Exhibit 1. Return Goods Authorization (RGA) Form



                                  CONFIDENTIAL

This document is proprietary to Women First HealthCare Inc. and is intended soley for internal use. This document and its contents shall not be used or distributed for any purpose, nor otherwise communicated, disclosed or reproduced in any way whatsoever without the prior written consent of Women First HealthCare.

                                    EXHIBIT F

                         OTHER INFORMATION REQUIREMENTS

        Novation and Supplier desire to facilitate contract administration transactions ("Transactions") by electronically transmitting and receiving data in agreed formats in substitution for conventional paper-based documents and to assure that such Transactions are not legally invalid or unenforceable as a result of the use of available electronic technologies for the mutual benefit of the parties.

        The parties agree as follows:

1.      PREREQUISITES.

        a. DOCUMENTS; STANDARDS. Each party will electronically communicate to or receive from the other party all of the required documents listed in the Novation Electronic Communication Requirements Schedule attached hereto (collectively "Documents"). All Documents will be communicated in accordance with the standards set forth in the applicable sections of the Novation Information Requirements Guidebook ("Guidebook"). Supplier agrees that the Guidebook is the Confidential Information of Novation and will not disclose information contained therein to any other party.

        b. THIRD PARTY SERVICE PROVIDERS. Documents will be communicated electronically to each party, as specified in the Guidebook, through any third party service provider ("Provider") with which either party may contract or VHAseCure.net(TM). Either party may modify its election to use, not use or change a Provider upon thirty (30) days' prior written notice. Each party will be responsible for the costs of any Provider with which it contracts, unless the parties otherwise mutually agree in writing.

        c. SIGNATURES. Each party will adopt as its signature an electronic identification consisting of symbol(s) or code(s) which are to be affixed to or contained in each Document transmitted by such party ("Signatures"). Each party agrees that any Signature of such party affixed to or contained in any transmitted Document will be sufficient to verify such party originated and intends to be bound by such Document. Neither party will disclose to any unauthorized person the Signatures of the other party.

2.      TRANSMISSIONS.

        a. VERIFICATION. Upon proper receipt of any Document, the receiving party will promptly and properly transmit a functional acknowledgment in return, unless otherwise specified in the Guidebook.

NOVATION PHARMACY PROGRAM

                                    EXHIBIT G
             PHARMACY SUPPLIER AGREEMENT -- PROPOSED EXCEPTION FORM

SUPPLIER NAME Women First HealthCare

Printed Name Susan E. Dube

Authorized
Signature /s/ SUSAN E. DUBE

Title SENIOR VICE PRESIDENT                               Date November 30, 2000


PAGE #        PARA #                             Define Exception Being Taken


2              2a       Novation and Supplier hereby agree that Supplier will
                        make the Products available for purchase by the Authorized Distributors at the Contract Prices for resale to the Members in accordance with the terms of this Agreement; provided, however, that this Agreement will not constitute a commitment by any person to purchase any of the Products. Supplier may, in its sole discretion and without regard to requests by any other party to this Agreement, make the Products available for purchase directly by Members in limited circumstances, and therefore, any references herein to the Supplier providing the Product directly to Members shall be read in conjunction with this Section 2a.

2              2b       Second paragraph - Within one hundred eighty (180) days
                        of the Effective Date, Supplier must be certified as "Approved" or "Conditionally Approved" by the Committee.
                        In certain instances where the Supplier does not receive the approval of the Committee, the Committee may wish to monitor the Supplier's quality performance and may classify the Supplier as "Conditionally Approved."
                        During the "Conditionally Approved" time period, the Supplier must provide quarterly reports listing any FDA inspections received during the quarter, FD-483 observations and warning letters issued, as well as all responses thereto. If no FDA inspections occur, or inspections occur in which there are no observations or warning letters, the "Conditionally Approved" Supplier must so indicate in the quarterly reports. After the 180 day grace period, failure by the Supplier to be deemed
                        "Approved" or "Conditionally Approved" by the Committee, in good faith, shall constitute a breach of this Agreement, giving Novation the right to terminate this Agreement.

2              2c       Novation and Supplier agree that each Member will have
                        the option of purchasing the Products under the terms of this Agreement or under the terms of any other purchasing or pricing arrangement that may exist between such Member and Supplier at any time during the Term. If any Member uses an other purchasing or pricing arrangement with Supplier when ordering products covered by any contract between Supplier and Novation, Supplier will notify such Member of the pricing and other significant terms of the applicable Novation contract.

3              2d       Supplier agrees that the prices, quality, value and
                        technology of all Products purchased under this Agreement will remain market competitive at all times during the Term. Supplier agrees to provide prompt written notice to Novation of all offers for the sale of the Products made by Supplier during the Term on terms that are more favorable to the offeree than the terms of this Agreement. Supplier will lower the Contract Prices or increase any discount applicable to the purchase of the Products as necessary to assure market competitiveness. If at any time during the Term, Novation receives information from any source suggesting that Suppliers prices, quality, value or technology are not market competitive, Novation may provide written notice of such information to Supplier, and Supplier will, within five (5) business days for Novation's private label Products and within ten (10) business days for all other Products, advise Novation in writing of and fully implement all adjustments necessary to assure market competitiveness. The terms of this Section 2(d) are limited to comparisons of prices for the Products on other Supplier agreements having like terms and conditions to this Agreement.

3              2e       Unless otherwise expressly agreed in any exhibit to this
                        Agreement, the Contract Prices will not be increased and any discount will not be eliminated or reduced during the Initial Term. In addition to any changes made to assure market competitiveness, Supplier may lower the Contract Prices or increase any discount applicable to the purchase of the Products at an time.

3              3a       This Agreement will be effective as of the effective
                        date set forth in Exhibit D attached hereto (Effective
                        Date"), and, unless sooner terminated, will continue in full force and effect for the initial term set forth in the Non-Price Specifications (the "Initial Term") and for any renewal terms set forth in the Non-Price
                        Specifications by Novation's delivery of written notice of renewal to Supplier not less than ten (10) days prior to the end of the Initial Term or any renewal term, as applicable. The Initial Term, together with the renewal terms if any, are collectively referred herein as the "Term."

4           3b, the     Novation's right to terminate this Agreement due to
              last      Supplier's breach in accordance with this Subsection is
            sentence    in addition to any other rights and remedies Novation,
                        the Clients, the Members or the Authorized Distributors may have resulting from such breach, including, but not limited to, Novation's and the Clients' right to recover all loss of Marketing Fees resulting from such breach earned through the date of termination.

4              4a       On and after the Effective Date, Supplier agrees to
                        deliver Products ordered directly by the Members to the Members and Products ordered by the Authorize
                        Distributors on behalf of Members to the Authorized
                        Distributors, FOB destination, and will direct its invoices to the ordering organization in accordance with this Agreement Supplier agrees to prepay and absorb charges, if any, for transporting Products directly to the Members or to the Authorized Distributors provided that the order is shipped UPS Ground. Payment terms through Authorized Distributors are 2%-30, Net 31 days.
                        Supplier will make whatever arrangements are reasonably necessary with the Members ordering directly and with the Authorized Distributors to implement the terms of this Agreement; provided, however, Supplier will not impose any purchasing commitment on an Member or Authorized Distributor as a condition to the Members or

                        Authorized Distributor's purchase of any Products pursuant to this Agreement. No payment discount may betaken unless payment has been received by Supplier by the due date.

5              4b       Supplier agrees to provide product fill rates to the
                        Members and Authorized Distributors of greater than ninety-five percent (95%), calculated as line item orders. Supplier will provide confirmation orders from the Authorized Distributors via the electronic data interchange ("EDI") when Supplier becomes fully capable of performing EDI for Authorized Distributors within two
                        (2) business days after placement of the order to Authorized Distributors and Supplier will deliver within ten (10) business days after placement of the order.

5              4d       Supplier will notify Novation in writing at least 90
                        days prior to any changes in packaging which render any of the Products substantially different in use, function or distribution.

                        In the event Supplier implements such proposed discontinuation or change without notifying Novation at least 90 days prior in writing, (i) Novation will have the right to terminate any or all of the Product(s) subject to such discontinuation or change or to terminate this Agreement in its entirety immediately upon becoming aware of the discontinuation or change at any time thereafter by delivering written sixty (60) days notice thereof to Supplier; and (ii) Supplier will be liable to Novation and the Clients for any loss of Marketing Fees resulting from less than 90 days notification or any discontinuation or change that is not applied to all similarly situated customers plus any other damages, which a court of competent jurisdiction determines, are caused by Supplier against Novation or a Client respecting Supplier's failure to comply with the notification requirements or any discontinuance or change that is not applied to all similarly situated customers pursuant to this Section 4(d).

6              4(i)     Delete paragraph entitled "Failure to Supply" and
                        replace with: "Novation, the Clients, and the Members reserve all legal rights and remedies for Supplier's failure to perform its supply obligations in accordance with the terms of this Section (Section 4).
                        "Notwithstanding the foregoing, the terms of this
                        Section 4(i) shall not apply to Supplier's inability to supply Product in accordance with the terms of this Agreement due to Force Majeure (as defined herein).
                        Either of the parties shall be excused from the performance of any obligation under this Agreement if and for so long and only to the extent that the nonperformance of such obligation occurs by reason of any act of God, including but not limited to fire, flood, storm, earthquake, epidemic, war, national emergency, labor interruption, or natural disaster
                        ("Force Majeure"), provided that the party claiming such excuse from performance shall have used its best efforts to minimize the effects of the Force Majeure and resume performance. If such event occurs unabated for a period of forty-five (45) days or longer, the party not claiming the excuse may terminate this Agreement upon five (5) days written notice to the other party.

7              5b       Supplier represents and warrants to Novation, the
                        Clients, the Authorized Distributors and the Members that the Products are, if required, registered, and will not be distributed, sold or priced by Supplier in violation of any federal or local law. Supplier represents and warrants that as of the date of delivery to the Members ordering directly or to the Authorized Distributors all products will not be adulterated or misbranded within the meaning of the Federal Food, Drug and Cosmetic Act and will not violate or will cause a violation of any applicable law, ordinance, rule, regulation or order. Supplier agrees it will comply with all applicable Good Manufacturing
                        Practices and Standards contained in 21 C.F.R. Parts
                        210, 211 and with the standards of the US Pharmacopoeia and National Formulary. Supplier represents and warrants that it will provide adequate warnings and instructions to inform users of the Product, of the risks, if any, associated with the use of the Products. Suppliers representations, warranties and agreements in this Subsection will survive the expiration or earlier termination of this Agreement.

Page #       Para #                    Define Exception Being Taken

8              5f       Unless required by stability considerations, there will
                        not be less than a twelve (12) month interval between a Product's date of delivery by Supplier to the Authorized
                        Distributor or directly to the Member and its expiration date. Products will bear the lot number and expiration date on the shelf package. If a code for the lot number or expiration date is used, a key to the code will be furnished to each Member.

8-9         6b,(4)      Supplier has verified through testing that the Systems
                        satisfy the requirements of this Subsection including, testing of each of the following specific dates and the transition to and from each such data: December 31,1998;
                        January 1, 1999; September 9, 1999; September 10, 1999;
                        December 31, 1999; January 1, 2000; February 28, 2000;
                        February 29, 2000; and March 1, 2000.

10             7b       Delete entire paragraph. It does not apply.

11             7d       "Upon the request of Novation at any time during the
                        Term, Supplier will promptly provide or update all information relevant to the supply and quality of the Products, including without limitation (i) identification of manufacturers of ingredients and other
                        Product components; (ii) FDA application, approval letter and post-approval inspection information; (iii) recall information; (iv) analytical control data; and
                        (v) bioavailability data when available.

12             9b       No later than the twentieth (20th) day of the month,
                        Supplier will remit the monthly actual Marketing Fees for the previous month to Novation. Supplier will pay actual Marketing Fees by check made payable to "Novation, LLC." All checks should reference the Agreement number. Checks sent by first class mail will be mailed to the following address:

                        Novation
                        75 Remittance Dr. Suite 1420
                        Chicago, IL 60675-1420

                        Checks sent by courier (Federal Express, United Parcel Service or messenger) will be addressed as follows:

                        The Northern Trust Company
                        801 S. Canal Street
                        4th Floor Receipt and Dispatch

                        Chicago, IL 60607
                        Attn: Novation, Suite 1420
                        Telephone: 312-630-8100,#9

13-14          12a      Supplier will maintain and keep enforced during the Term
                        product liability, general public liability and property damage insurance against any insurable claim or claims which might or could arise regarding Products purchased from Supplier. Such insurance will contain a minimum combined single limit of liability for bodily injury and property damage in the amounts of not less than $2,000,000 per occurrence and $10,000,000 in the aggregate and will name Novation as an additional insured. Supplier will provide Novation, within fifteen
                        (15) days after Novation's request, an insurance certificate indicating the foregoing coverage, issued by an insurance company provided licensed to do business in the relevant states and signed by an authorized agent.

14             13a      Supplier represents and warrants that to the best of its
                        knowledge, after due inquiry, it is in compliance with all federal, state and local statutes, laws, ordinances and regulations applicable to it ("Legal Requirements") which are material to the operation of its business and the conduct of its affairs, including Legal Requirements pertaining to the safety of the Products, occupational health and safety, environmental protection, nondiscrimination, anti-trust and equal employment opportunity. During the term, Supplier will: (i) promptly notify Novation of any lawsuits, claims, administrative actions or other proceedings asserted or commenced against it which assert in whole or in part that Supplier is in noncompliance with any legal requirement which is material to its ability to comply with its obligations under this Agreement, and (ii) promptly provide Novation with true and correct copies of all written notices and adverse findings from the US
                        Food and Drug Administration ("FDA") and all written result of FDA inspections which pertain to the Products.

15             16       Add second paragraph: Novation, or any Client, agrees
                        that they will not use in any way in its promotional, informational or marketing activities or materials (i) the names, trademarks, logos, symbols or a description of the business or activities of Supplier without in each instance first obtaining the prior written consent of the person owning the rights thereto; or (ii) the award or the content of this Agreement without in each instance first obtaining the prior written consent of Supplier.

17             18e      No assignment of all or any part of this Agreement may
                        be made without the prior written consent of the other party, which shall not be unreasonably withheld or delayed; provided, however, that a party may assign its rights and/or delegate its duties under this Agreement without such consent to a third party that currently controls, is controlled by, or is under common control with, the assigning party, upon prior written notice to the non-assigning party. In the event of a permitted assignment hereunder, the assigning party shall remain responsible for the performance of the applicable terms of this Agreement by its assignee, unless otherwise agreed at the time of such assignment.

          Exhibit E     Deleted
          Section
              3a

          Exhibit E     Deleted
          Section 5

25       Exhibit F      Novation and Supplier desire to facilitate contract
           Intro        administration transactions ("Transactions") by
                        electronically transmitting and receiving data in agreed formats in substitution for conventional paper-based documents and to assure that such Transactions are not legally invalid or unenforceable as a result of the use of available electronic technologies for the mutual benefit of the parties. At the time of executing this Agreement, Supplier acknowledges that it is not fully capable of complying with the requirements set forth in this Exhibit F; however, Supplier agrees to work with Novation to comply with the EDI requirements outlined in
                        Section 4(b) and 7 of the Agreement and this Exhibit F.